[dreyfus lion "d" logo]                                   (reg.tm)

[dreyfus logo]                                   (reg.tm)

DREYFUS PENNSYLVANIA INTERMEDIATE

MUNICIPAL BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              105SA985

Pennsylvania

Intermediate

Municipal Bond Fund

Semi-Annual

Report

May 31, 1998




DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance of Dreyfus Pennsylvania Intermediate Municipal Bond Fund for the six-month reporting period ended May 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 3.16%* and an annualized tax-free distribution rate per share of 4.38%.**

Economic Review

  In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products, which resulted in a marked rise in business inventories; that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the
direction    of   Federal   Reserve   Board   (the   Fed)   monetary   policy.

  The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation and the continued economic instability in Russia have contributed to the Fed' s status quo policy in monetary matters since the Fed is concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest
that   banks   charge   each   other   for   the   use   of   Federal   Funds.)

  Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector, giving retailers some of their best months in a decade. In the early years of the current eight-year economic expansion, the retail portion of our economy at times had lagged since consumers feared job insecurity and a resurgence of inflation. The buoyant stock market, low unemployment rate and absence of inflation, however, encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car
and    truck    sales    are    at    ten-year    highs.

  Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months, wages rose 4.4% while the Consumer Price Index increased but 1.4% . The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Federal Reserve. The wage rate increase of 4.4% (above), compared to 3.7% and 3.1% in
the   two   previous   years,   illustrates   the   upward   creep   of  wages.

  Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate balance that now prevails in our economy might be disturbed.

Market Environment

  The supply of new issues in Pennsylvania has been rather strong over the last six months. The Fund has been able to purchase some new-issue debt at attractive levels because of this heavy supply. The Fund has also been able to occasionally purchase secondary issues at attractive discounts when the municipal bond market
became    weak.

  Municipals have gone from being fairly valued when compared to U.S. Treasury securities to being considered very good values in March and April of 1998, when interest rates rose and municipal supply increased. By the end of May 1998, municipal supply and rates had declined and municipals were once again fairly valued when compared to U. S. Treasury securities. New-issue supply normally declines as we approach summer, while demand should increase because of reinvestment resulting from heavy interest payments and bond maturities on July 1, 1998. If this scenario recurs, it bodes well for the potential performance of the municipal market generally.

Portfolio Overview

  From late 1997 through early 1998, the Fund maintained a defensive investment posture and purchased modest premium bonds, which performed well as the market declined in the spring of 1998. As interest rates rose, the Fund reversed that strategy and purchased deep discount securities with higher current yields. These bonds represented excellent value because they were out of favor with many institutional fund managers, and were purchased at a substantial discount when compared to the rest of the municipal market. This strategy remains in place, but would likely be reversed if interest rates were to fall much more and deep
discounts    could    no   longer   be   purchased   at   attractive   yields.

  The Fund is constantly selling bonds priced at modest discounts which have achieved our price objective and are generating a low return. Certain types of investors tend to favor this type of bond, so the Fund can frequently take advantage of this situation. Since the Fund's current strategy is to either buy deep discounts or premiums at attractive yields, it can afford to sell these deep discounts when they increase in value because they would have achieved desired performance goals. Of course, there is no guarantee of how the portfolio will perform at any time.

  Lower-rated issues remain very expensive when compared to higher-rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher-rated securities, which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market, which can experience liquidity constraints.

The Fund's six-month total return on May 31, 1998, of 3.16% compares favorably to the Lipper Pennsylvania Intermediate Municipal Debt Funds Category Average of 3.07% .*** Because the Fund positioned itself defensively in late 1997 and early 1998 when interest rates were low, it was able to take advantage of the declining market that occurred from March through April of 1998. By selling premiums and purchasing deep discounts at this time, the Fund is well positioned
if   the   market   continues   to   improve,   as  it  has  in  May  of  1998.

  Included in this report is a series of detailed statements about your Fund's holdings and financial condition. We hope you find them informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,


               [Richard J. Moynihan signature logo]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

June 18, 1998

New York, N.Y.

*Total  return  includes  reinvestment of dividends and any capital gains paid.
Income may be subject to state and local income taxes for non-Pennsylvania residents.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***  SOURCE: Lipper Analytical Services, Inc.


DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                             MAY 31, 1998 (UNAUDITED)

                                                                                                    Principal

Long-Term Municipal Investments--100.0%                                                              Amount           Value
-------------------------------------------------------

                                                                                                 ____________      ___________
Pennsylvania--90.0%

Allegheny County Hospital Development Authority, Revenue, Refunding

 (Magee Womens Hospital):

    5.875%, 10/1/2002 (Insured; FGIC)                                                           $     500,000     $     532,870

    6%, 10/1/2005 (Insured; FGIC)                                                                   1,525,000         1,643,050

Berks County, Refunding 5.60%, 11/15/2007 (Insured; FGIC)                                             545,000           569,421

Butler Area Sewer Authority, Sewer Revenue, Refunding:

  Zero Coupon, 1/1/2010 (Insured; FGIC)                                                               600,000           345,492

  Zero Coupon, 7/1/2010 (Insured; FGIC)                                                               600,000           337,362

Cambria County, Refunding 5.875%, 8/15/2008 (Insured; FGIC)                                           850,000           930,155

Cambria Township Water Authority, Industrial User Revenue

  6%, 12/1/2002 (LOC; Banque Paribas) (a)                                                           1,250,000         1,291,638

Clinton County Industrial Development Authority, PCR, Refunding

  (International Paper Co. Project) 5.375%, 5/1/2004                                                  500,000           524,755

Dauphin County General Authority, Revenue:

  6.25%, 6/1/2001                                                                                     650,000           682,390

  4.45%, 9/1/2001 (Insured; AMBAC)                                                                  3,000,000         3,020,640

  6%, 12/1/2006 (LOC; The Sakura Bank Ltd.) (a)                                                       785,000           835,499

Delaware County Industrial Development Authority, Revenue, Refunding

  (Martins Run Project) 5.60%, 12/15/2002                                                             750,000           763,485

Erie School District, Refunding

  Zero Coupon, 9/1/2009 (Insured; FSA)                                                              1,110,000           656,565

Franklin County Industrial Development Authority, HR, Refunding

  (The Chambersburg Hospital) 5.25%, 7/1/2014 (Insured; AMBAC)                                      1,075,000         1,085,427

Harrisburgh Authority, Office and Parking Revenue

  5.75%, 5/1/2008 (b)                                                                               1,200,000         1,202,184

Hempfield School District, Refunding 5.30%, 10/15/2014 (Insured; FGIC)                              1,000,000         1,017,350

Jefferson County Hospital Authority, HR, Refunding (Brookville Hospital)

  7%, 8/1/2002 (Insured; FHA)                                                                         905,000           935,725

Lebanon County Good Samaritan Hospital Authority, Revenue, Refunding

 (Good Samaritan Hospital Project):

    5.85%, 11/15/2007                                                                                 845,000           901,387

    6%, 11/15/2009                                                                                  1,500,000         1,604,430

McKeesport Area School District, Refunding

  Zero Coupon, 10/1/2009 (Insured; FGIC)                                                            1,070,000           630,455

Montgomery County Higher Education and Health Authority, HR

  (Montgomery Hospital Medical Center) 6.60%, 7/1/2010                                              1,000,000         1,079,820

Pennsylvania, COP, Refunding 5.40%, 7/1/2008 (Insured; AMBAC)                                       1,000,000         1,040,220

Pennsylvania Convention Center Authority, Revenue, Refunding 6.25%, 9/1/2004                          750,000           803,333

Pennsylvania Economic Development Financing Authority, RRR

  (Northampton Generating Project) 6.40%, 1/1/2009                                                    500,000           530,125

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                 MAY 31, 1998 (UNAUDITED)

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                        Amount             Value
-------------------------------------------------------

                                                                                                 ____________      ____________

Pennsylvania (continued)

Pennsylvania Finance Authority, Revenue, Refunding

  (Municipal Capital Improvements Program) 6.60%, 11/1/2009                                      $  4,190,000      $  4,659,825

Pennsylvania Higher Educational Facilities Authority:

 College and University Revenue (Delaware Valley College of Science and
Agriculture)

    6.50%, 4/1/2008                                                                                   790,000           853,200

  Health Services Revenue, Refunding (Allegheny Delaware Valley)

    5.60%, 11/15/2010 (Insured; MBIA)                                                               1,250,000         1,369,400

Pennsylvania Housing Finance Agency, Single Family Mortgage:

  5.95%, 10/1/2003                                                                                    365,000           381,549

  6.20%, 4/1/2005                                                                                     410,000           427,347

  6.20%, 10/1/2005                                                                                    420,000           438,833

  5.75%, 4/1/2006                                                                                     400,000           419,096

  6.10%, 4/1/2006                                                                                     455,000           474,656

  5.75%, 10/1/2006                                                                                    415,000           435,837

  6.10%, 10/1/2006                                                                                    465,000           486,106

Pennsylvania Industrial Development Authority, EDR

  7%, 1/1/2006 (Insured; AMBAC)                                                                     1,795,000         2,075,702

Pennsylvania Infrastructure Investment Authority, Revenue

  (Pennvest Loan Pool Program) 6%, 9/1/2005 (Insured; MBIA)                                         2,155,000         2,375,456

Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue

  5.50%, 12/1/2012 (Insured; AMBAC)                                                                 3,000,000         3,143,100

Philadelphia:

  5.70%, 11/15/2006 (Insured; FGIC)                                                                 1,000,000         1,081,620

  Airport Revenue (Philadelphia Airport System) 5.75%, 6/15/2008 (Insured; AMBAC)                   1,000,000         1,074,710

  Water and Wastewater Revenue, Refunding:

    5.50%, 6/15/2003 (Insured; FGIC)                                                                1,000,000         1,056,200

    5.75%, 6/15/2013 (Insured; MBIA)                                                                1,500,000         1,602,795

Philadelphia Hospitals and Higher Education Facilities Authority, Revenue:

  (Childrens Seashore House) 7%, 8/15/2003                                                            650,000           713,869

  (Community College) 5.90%, 5/1/2007 (Insured; MBIA)                                                 445,000           482,682

  (Northwestern Corp.) 7%, 6/1/2012                                                                 1,530,000         1,662,896

  Refunding (Temple University Hospital) 6.50%, 11/15/2008                                          1,000,000         1,123,620

Philadelphia Municipal Authority, LR, Refunding:

  6%, 7/15/2003                                                                                       500,000           519,245

  5.40%, 11/15/2006 (Insured; FGIC)                                                                   500,000           528,245

Philadelphia School District:

  5.35%, 7/1/2003 (Insured; MBIA)                                                                   1,350,000         1,417,257

  5.75%, 7/1/2007 (Insured; MBIA)                                                                     600,000           641,310

Scranton-Lackawanna Health and Welfare Authority, Revenue, Refunding

  (University of Scranton Project) 5.80%, 3/1/2000                                                    500,000           513,665

Southeastern Transportation Authority, Special Revenue:

  6.50%, 3/1/2004 (Insured; FGIC)                                                                   1,500,000         1,669,785

  5.875%, 3/1/2009 (Insured; FGIC)                                                                    750,000           812,258

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                 MAY 31, 1998 (UNAUDITED)

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------

                                                                                                 ____________       ___________
Pennsylvania (continued)

Upper Allegheny Joint Sanitary Authority, Sewer Revenue

  5.70%, 9/1/2005 (Insured; FGIC, Prerefunded 9/1/2002) (c)                                      $  1,095,000      $  1,163,361

Westmoreland County, Refunding:

  Zero Coupon, 12/1/2006 (Insured; FGIC)                                                            2,000,000         1,366,360

  Zero Coupon, 12/1/2008 (Insured; FGIC)                                                            1,790,000         1,110,086

Wilkinsburg Joint Water Authority, Water Revenue

  6.15%, 8/15/2006 (Insured; AMBAC, Prerefunded 8/15/2002) (c)                                        600,000           647,448

York County Hospital Authority, Revenue, Refunding

  (Lutheran Social Services Health Center) 6.25%, 4/1/2011                                          1,000,000         1,076,810

Yough School District, Refunding

  Zero Coupon, 10/1/2007 (Insured; FGIC)                                                            1,000,000           652,160

U.S. Related--10.0%

Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue:

  5.40%, 7/1/2006                                                                                   2,000,000         2,104,760

  5.40%, 7/1/2006 (Insured; FSA)                                                                    4,000,000         4,243,240

Puerto Rico Electric Power Authority, Power Revenue:

  5.90%, 7/1/2002                                                                                     250,000           265,660

  6%, 7/1/2006                                                                                        225,000           246,411

                                                                                                                   ____________

TOTAL INVESTMENTS (cost $65,111,604)                                                                                $68,280,338

                                                                                                                   =============

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           LOC         Letter of Credit

COP         Certificate of Participation                            LR          Lease Revenue

EDR         Economic Development Revenue                            MBIA        Municipal Bond Investors Assurance

FGIC        Financial Guaranty Insurance Company                                   Insurance Corporation

FHA         Federal Housing Administration                          PCR         Pollution Control Revenue

FSA         Financial Security Assurance                            RRR         Resources Recovery Revenue

HR          Hospital Revenue

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------
Fitch (d)            or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          _________________              ___________________

AAA                                Aaa                               AAA                                  60.4%

AA                                 Aa                                AA                                   11.3

A                                  A                                 A                                     9.5

BBB                                Baa                               BBB                                  13.2

F1+ & F1                           MIG1, VMIG1 & P1                  SP1 & A1                              1.9

Not Rated (e)                      Not Rated (e)                     Not Rated (e)                         3.7

                                                                                                         _______

                                                                                                         100.0%

                                                                                                         =======

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Secured by letters of credit.

(b)  Purchased on a delayed-delivery basis.

(c)Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(d)Fitch currently provides creditworthiness information for a limited number of investments.

(e)Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                  MAY 31, 1998 (UNAUDITED)

                                                                                                    Cost             Value


                                                                                                 ____________     ___________
ASSETS:                          Investments in securities--See Statement of Investments          $65,111,604       $68,280,338

                                 Cash                                                                                   307,494

                                 Interest receivable                                                                    992,842

                                 Receivable for shares of Beneficial Interest subscribed                                 45,950

                                 Prepaid expenses                                                                        19,964

                                                                                                                   ____________

                                                                                                                     69,646,588

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           31,496

                                 Payable for investment securities purchased                                          1,207,667

                                 Accrued expenses                                                                        21,246

                                                                                                                   ____________

                                                                                                                      1,260,409

                                                                                                                   ____________

NET ASSETS                                                                                                          $68,386,179

                                                                                                                   ============


REPRESENTED BY:                  Paid-in capital                                                                    $65,115,527

                                 Accumulated undistributed investment income--net                                        16,338

                                 Accumulated net realized gain (loss) on investments                                     85,580

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4                                                             3,168,734

                                                                                                                   ____________

NET ASSETS                                                                                                          $68,386,179

                                                                                                                   ============


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                        5,040,960

NET ASSET VALUE, offering and redemption price per share--Note 3(d)                                                      $13.57

                                                                                                                       ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS             SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                     $1,734,439

EXPENSES:                        Management fee--Note 3(a)                                        $   200,561

                                 Shareholder servicing costs--Note 3(b)                                56,110

                                 Professional fees                                                     17,510

                                 Trustees' fees and expenses--Note 3(c)                                 8,621

                                 Registration fees                                                      7,943

                                 Prospectus and shareholders' reports                                   6,941

                                 Custodian fees                                                         3,546

                                 Loan commitment fees--Note 2                                             243

                                 Miscellaneous                                                          8,680

                                                                                                  ___________

                                        Total Expenses                                                310,155

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a)                                           (42,497)

                                                                                                  ___________

                                        Net Expenses                                                                    267,658

                                                                                                                    ___________

INVESTMENT INCOME--NET                                                                                                1,466,781

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                         $     84,297

                                 Net unrealized appreciation (depreciation) on investments            548,818

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                  633,115

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $2,099,896

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Six Months Ended

                                                                                        May 31, 1998            Year Ended

                                                                                        (Unaudited)         November 30, 1997

                                                                                     ________________       ________________
OPERATIONS:

  Investment income--net                                                                 $  1,466,781           $  2,558,684

  Net realized gain (loss) on investments                                                      84,297                172,702

  Net unrealized appreciation (depreciation) on investments                                   548,818                999,341

                                                                                          ____________          ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                         2,099,896              3,730,727

                                                                                          ____________          ____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                  (1,466,121)            (2,549,186)

  Net realized gain on investments                                                           (25,601)               --

                                                                                          ____________          ____________

    Total Dividends                                                                       (1,491,722)            (2,549,186)

                                                                                          ____________          ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                             7,175,088             20,595,386

  Dividends reinvested                                                                      1,128,712              1,900,542

  Cost of shares redeemed                                                                 (5,453,540)            (9,121,812)

                                                                                          ____________          ____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 2,850,260             13,374,116

                                                                                          ____________          ____________

       Total Increase (Decrease) in Net Assets                                              3,458,434             14,555,657

NET ASSETS:

  Beginning of Period                                                                      64,927,745             50,372,088

                                                                                          ____________          ____________

  End of Period                                                                           $68,386,179            $64,927,745

                                                                                          ===========           ============


UNDISTRIBUTED INVESTMENT INCOME--NET                                                      $    16,338            $    15,678

                                                                                          ____________          ____________

CAPITAL SHARE TRANSACTIONS:                                                                Shares                Shares

                                                                                          ____________          ____________

  Shares sold                                                                                 529,350              1,559,872

  Shares issued for dividends reinvested                                                       83,306                143,586

  Shares redeemed                                                                            (403,056)              (693,403)

                                                                                          ____________          ____________

    Net Increase (Decrease) in Shares Outstanding                                             209,600              1,010,055

                                                                                          ===========           ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                  Six Months Ended

                                                                    May 31, 1998              Year Ended November 30,

                                                                                       ________________________________________
PER SHARE DATA:                                                       (Unaudited)       1997       1996       1995     1994(1)

                                                                      __________       _______    _______   _______    _______
   Net asset value, beginning of period                                 $13.44         $13.18     $13.12     $11.84     $12.50

                                                                        _______        _______    _______   _______    _______

   Investment Operations:

   Investment income--net                                                  .30            .60        .59        .63        .61

   Net realized and unrealized gain (loss)
       on investments                                                      .14            .26        .06       1.28       (.66)

                                                                        _______        _______    _______   _______    _______

   Total from Investment Operations                                        .44            .86        .65       1.91      (.05)

                                                                        _______        _______    _______   _______    _______

   Distributions:

   Dividends from investment income--net                                  (.30)          (.60)      (.59)      (.63)      (.61)

   Dividends from net realized gain on investments                        (.01)            --         --         --         --

                                                                        _______        _______    _______   _______    _______

   Total Distributions                                                    (.31)          (.60)      (.59)      (.63)      (.61)

                                                                        _______        _______    _______   _______    _______

   Net asset value, end of period                                        $13.57         $13.44    $13.18     $13.12     $11.84

                                                                        =======        =======    =======   =======    =======


TOTAL INVESTMENT RETURN                                                   6.34%(2)        6.67%     5.10%     16.47%    (.60%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                                 .80%(2)         .80%      .80%       .48%       --

   Ratio of net investment income
       to average net assets                                              4.39%(2)        4.52%     4.52%      4.93%     5.19%(2)

   Decrease reflected in above expense ratios
       due to undertakings by the Manager                                  .13%(2)         .13%      .31%       .62%     1.39%(2)

   Portfolio Turnover Rate                                                2.70%(3)       23.94%    53.83%      5.07%    20.13%(3)

   Net assets, end of period (000's Omitted)                           $68,386         $64,928   $50,372    $40,079   $22,599
-----------------------------

(1)  From December 16, 1993 (commencement of operations) to November 30,1994.

(2)  Annualized.

(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund received net earnings credits of $1,009 during the period ended May 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the

-----------------------------------------------------------------------------
DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 1997 through May 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceeded an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $42,497 during the period ended May 31, 1998.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1998, the Fund was charged $34,302 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $17,455 pursuant to the transfer agency agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

-----------------------------------------------------------------------------
DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1998 amounted to $5,395,575 and $1,781,045, respectively.

  At May 31, 1998, accumulated net unrealized appreciation on investments was $3,168,734, consisting of $3,186,937 gross unrealized appreciation and $18,203 gross unrealized depreciation.

  At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).